UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2012 Annual Report to Shareholders

DWS Gold & Precious Metals Fund

Contents
4 Portfolio Management Review
11 Performance Summary
14 Consolidated Investment Portfolio
18 Consolidated Statement of Assets and Liabilities
20 Consolidated Statement of Operations
21 Consolidated Statement of Changes in Net Assets
22 Consolidated Financial Highlights
27 Notes to Consolidated Financial Statements
38 Report of Independent Registered Public Accounting Firm
39 Information About Your Fund's Expenses
41 Tax Information
42 Investment Management Agreement Approval
47 Summary of Management Fee Evaluation by Independent Fee Consultant
51 Board Members and Officers
56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

During the 12-month period ended October 31, 2012, DWS Gold & Precious Metals Fund returned -10.14%, but outpaced the -11.99% return of its benchmark, the S&P/Citigroup Gold & Precious Metals Index, as well as the -10.97% average return for the funds in its Morningstar peer group, Equity Precious Metals Funds.

The past year proved to be a challenging time for investors in the precious metals sector, as gold was flat and silver, platinum and palladium all declined. Precious metals were impacted by two important, opposing factors. On the plus side, the extremely easy monetary policies of the U.S. Federal Reserve Board (the Fed) and the European Central Bank raised fears about the devaluation of the major global currencies, which in turn fueled demand for hard assets as a "hedge" against inflation. At the same time, however, slowing global growth had an adverse impact on the supply-and-demand equation for precious metals. With respect to gold, the sharp slowdown in the Chinese and Indian economies led to a large downturn in the demand for gold jewelry. Similarly, silver was affected by lower demand for both its consumer and industrial uses, while platinum and palladium — both of which are used primarily for industrial purposes — were pressured by slowing growth.

Commodity prices also faced the headwind of a rising U.S. dollar, which finished the 12-month period ended October 31, 2012 with a modest gain despite the accommodative policies of the the Fed. A weaker U.S. dollar makes gold more valuable in dollar terms, while a rising dollar does the opposite.

Management Process
We invest in securities issued by U.S. and foreign companies engaged in activities such as exploration, mining, fabrication, processing or distribution, related to gold and other precious metals and in bullion and coins. In choosing securities, we use a combination of two analytical disciplines:
Bottom-up research. We look for companies that we believe have strong management and highly marketable securities. We also consider the quality of metals and minerals mined by a company, its fabrication techniques and costs, and its unmined reserves, among other factors.
Growth orientation. We generally look for companies that we believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

With this as the backdrop, gold rose from $1714.85 per ounce on October 31, 2011 to $1720.65 on the same date in 2012 — an increase of 0.34%. While gold was relatively flat on an absolute basis, it outpaced silver (-5.97%), platinum (-1.71%) and palladium (-6.46%), which don't benefit from the same level of investment demand as gold.

Mining stocks underperformed the physical metals, as gauged by the -11.99% return of the benchmark. The sector also lagged the 9.45% return of broader world markets, as measured by the MSCI World Index. Mining stocks were affected not just by falling metals prices, but also rising input costs and region-specific disruptions, such as the labor unrest in South Africa.

Fund Performance

The largest factor in the fund's outperformance was the fund's allocation in physical gold through the majority of the period. The fund is able to invest in either gold or precious metals stocks, and to allocate among these two areas as we deem appropriate. For most of the year ended October 31, 2012, we believed gold bullion was attractive relative to stocks. While both gold and gold-related equities can benefit from the easy monetary policies of the world's central banks, gold is less than one-third as volatile as mining stocks. As a result, we held a weighting in physical metals that ranged from 10-16% of fund assets through the first 10 months of the period. Given the relative strength in gold compared to the related equities, this positioning added significant value for the fund.

"We believe our disciplined, value-oriented approach, together with our ability to adjust the fund's weighting in physical gold and other precious metals, has the potential to help us capitalize on the full range of opportunities in this dynamic asset class."

In September 2012, we altered this positioning by boosting the portfolio's weighting in stocks and cutting our position in bullion down to about 6% of assets. This move was based on our view that mining stocks had underperformed gold and other metals by such a wide margin that a measure of mean reversion was in order. In addition, we saw very attractive values in a number of stocks in the mining sector. This decision also benefited the fund's relative performance, as mining stocks indeed outperformed physical metals in the final two months of the period. We believe these shifts help illustrate the potential of an active approach that seeks to take advantage of values throughout the asset class, rather than a more passive strategy that is limited to either metals or equities.

In terms of stock-specific contributors, we added value through our positions in several stocks that outperformed due to the strong execution of their management teams, including Yamana Gold, Inc., Regis Resources Ltd. and Torex Gold Resources, Inc. Yamana has transformed itself from a company that made too many poorly received acquisitions to a solid, well-managed producer — a shift that was reflected in the strong increase in its stock price. Regis is an Australia-based small-cap stock that has made the transition from exploration to actual production, which has resulted in robust gains for its stock price. Torex, another small-cap stock, also gained ground as it ramped up its production beyond the market's expectations. We believe our success with Regis and Torex helps illustrate the value of investing across the full market-cap range, rather than simply using an index-based approach.

Our 12-month relative performance also was boosted by our decision to avoid two stocks held in the benchmark, but not in the fund, that underperformed — Gold Fields Ltd. and Lonmin PLC. Both lost ground and underperformed the broader sector by a wide margin due to their exposure to the labor difficulties in South Africa.

Two of the fund's largest individual detractors came from its positioning with respect to royalty companies, which lend to gold producers in exchange for a percentage of their production and then pay out an income stream to shareholders. Royalty companies tend to track the gold price closely, so we believed a position in physical gold was preferable given the high valuations for royalty companies coming into the period. However, this sector in fact performed very well — particularly in the July to September period, when the gold price rose sharply. As a result, our performance was hurt by Royal Gold, Inc., a holding in the benchmark, but not in the fund, and our underweight in Franco-Nevada Corp.

Outside of this area, other notable detractors included Industrias Espanoles, held in the benchmark, but not in the fund, and our underweight in Agnico-Eagle Mines Ltd., both of which outperformed the benchmark by a wide margin, as well as our weighting in IAMGOLD Corp.,* another South African company that lagged sharply due to the labor issues in the country's mining sector.

* Not held in the portfolio as of October 31, 2012.

Ten Largest Equity Holdings at October 31, 2012 (58.7% of Net Assets)

1. Goldcorp, Inc.	10.4%
2. Barrick Gold Corp.	10.0%
3. Newcrest Mining Ltd.	6.4%
4. Yamana Gold, Inc.	5.9%
5. Newmont Mining Corp.	5.3%
6. Eldorado Gold Corp.	4.8%
7. Silver Wheaton Corp.	4.6%
8. Randgold Resources Ltd.	3.9%
9. AngloGold Ashanti Ltd.	3.7%
10. Impala Platinum Holding Ltd.	3.7%
Consolidated portfolio holdings and characteristics are subject to change.
For more complete details about the fund's consolidated investment portfolio, see page 14. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

Outlook and Positioning

While the outlook for precious metals remains unsettled due to the questionable outlook for global growth, we believe the aggressive monetary policy of the world's central banks provides significant support for the sector. It's true that the Fed's first two rounds of quantitative easing did little to support gold stocks, but their most recent round — dubbed "QE3" — is open-ended and unlimited in nature. We believe this raises the likelihood of U.S. dollar weakness, which in turn is supportive for the price of gold. While a rising gold price doesn't necessarily translate to outperformance for gold stocks, mining stocks — as a group — are trading at the low end of their historical valuation ranges. We believe this creates a fertile environment in which to search for attractive individual stocks.

We continue to focus our efforts on using bottom-up research to add value for the fund. We spend a great deal of time on the road, meeting with company management teams and assessing how well they back up their stated outlooks with actual results. The difference between the two can reveal a great deal about how well a company is executing. We also take the time to visit individual mines in order to assess ore grades and determine whether companies are being too aggressive in estimating their reserves. Given the high correlations in the performance of individual mining stocks, we think this type of bottom-work is an essential component of active management.

Overall, we believe our disciplined, value-oriented approach, together with our ability to adjust the fund's weighting in physical gold and other precious metals, has the potential to help us capitalize on the full range of opportunities in this dynamic asset class.

Portfolio Management Team

Terence P. Brennan, Director

Lead Portfolio Manager of the fund. Joined the fund in 2011.

• Portfolio Manager for Commodities: New York.

• Portfolio Manager for DWS Commodity Securities Fund and DWS Global Commodities Stock Fund, Inc. (2004-2010).

• Joined Deutsche Asset Management in 1999, previously serving as emerging markets analyst covering Eastern Europe. Prior to that, served as emerging market fund analyst at Merrill Lynch Asset Management and held various research and business analyst positions with various financial services firms.

• BA from Fordham University.

Theresa M. Gusman, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Global Head of RREEF Commodity Advisors: New York.

• Lead Portfolio Manager for Commodities: New York.

• Lead Portfolio Manager for DWS Commodity Securities Fund and DWS Global Commodities Stock Fund, Inc. (2004-2010).

• Joined Deutsche Asset Management in 1995, previously serving as Head of the Developed International Investment Team and Portfolio Manager for International Institutional Accounts; Head of Equity Investments; Portfolio Manager for Kemper Asian Growth Fund, Scudder Pacific Opportunities Fund and Scudder New Asia Fund; member of the Pacific Basin portfolio management team; and analyst responsible for China, Hong Kong, Indonesia and Taiwan, after 12 years of experience as research analyst for Arnhold & S. Bleichroeder and Salomon Brothers.

• BA from State University of New York at Stony Brook.

Manuel Tenekedshijew,Vice President

Portfolio Manager of the fund. Joined the fund in 2009.

• Portfolio Manager for Commodities: Frankfurt.

• Joined Deutsche Asset Management in 2006 as an analyst responsible for the global materials sector, covering mining, steel, paper, and construction materials; since 2007, portfolio manager for the DWS Global Metals & Mining fund; since 2009, portfolio manager for the DWS Invest Gold and Precious Metals Equities fund and the DWS Noor Precious Metals Securities fund.

• Master's degree in business ("Diplom Betriebswirt") from European School of Business in Reutlingen and Madrid (2005).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Equity Precious Metals Funds category represents funds that focus on mining stocks. Though most portfolios concentrate on gold mining stocks, some have significant exposure to silver, platinum and base-metal mining stocks as well. These precious-metal companies are typically based in North America, Australia or South Africa.

The MSCI World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The Index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Quantitative easing is a government monetary policy whereby government or other securities are purchased from the market in an effort to increase monetary supply.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-10.14%	6.28%	-1.09%	15.81%
Class B	-10.92%	5.46%	-1.84%	14.93%
Class C	-10.84%	5.48%	-1.81%	14.96%
S&P 500® Index†	15.21%	13.21%	0.36%	6.91%
S&P®/Citigroup Gold & Precious Metals Index††	-11.99%	7.10%	-0.74%	13.13%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-15.31%	4.20%	-2.25%	15.13%
Class B (max 4.00% CDSC)	-13.10%	4.94%	-1.95%	14.93%
Class C (max 1.00% CDSC)	-10.84%	5.48%	-1.81%	14.96%
S&P 500® Index†	15.21%	13.21%	0.36%	6.91%
S&P®/Citigroup Gold & Precious Metals Index††	-11.99%	7.10%	-0.74%	13.13%
No Sales Charges					Life of Institutional Class*
Class S	-9.99%	6.53%	-0.85%	16.08%	N/A
Institutional Class	-9.94%	6.61%	N/A	N/A	-3.41%
S&P 500® Index†	15.21%	13.21%	0.36%	6.91%	3.54%
S&P®/Citigroup Gold & Precious Metals Index††	-11.99%	7.10%	-0.74%	13.13%	-2.29%

* Institutional Class commenced operations on March 3, 2008. The performance shown for each index is for the time period of February 29, 2008 through October 31, 2012, which is based on the performance period of the life of Institutional Class.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2012 are 1.41%, 2.17%, 2.14%, 1.14% and 1.02% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/12	$15.36	$14.81	$14.78	$15.42	$15.44
10/31/11	$20.83	$20.35	$20.30	$20.93	$20.97
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.02	$—	$—	$.07	$.10
Capital Gain Distributions	$3.34	$3.34	$3.34	$3.34	$3.34

Morningstar Rankings — Equity Precious Metals Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	41	of	80	51
3-Year	56	of	70	79
5-Year	55	of	65	84
10-Year	32	of	45	70
Class B 1-Year	48	of	80	59
3-Year	65	of	70	92
5-Year	60	of	65	92
10-Year	36	of	45	79
Class C 1-Year	46	of	80	57
3-Year	64	of	70	91
5-Year	59	of	65	90
10-Year	35	of	45	77
Class S 1-Year	38	of	80	47
3-Year	54	of	70	77
5-Year	52	of	65	79
10-Year	29	of	45	64
Institutional Class 1-Year	36	of	80	44
3-Year	50	of	70	71

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Consolidated Investment Portfolio as of October 31, 2012

	Shares	Value ($)

Common Stocks (a) 92.5%
Australia 8.8%
Medusa Mining Ltd.	515,232	3,262,502
Newcrest Mining Ltd.	880,777	24,164,693
Regis Resources Ltd.*	1,072,462	5,978,254
(Cost $20,621,241)		33,405,449
Canada 60.3%
Agnico-Eagle Mines Ltd.	137,824	7,781,622
Alamos Gold, Inc. (b)	307,676	6,022,594
AuRico Gold, Inc.*	514,657	4,297,611
B2Gold Corp.* (b)	967,671	4,001,483
Barrick Gold Corp.	935,207	37,820,286
Colossus Minerals, Inc.*	434,811	2,468,464
Continental Gold Ltd.*	223,142	2,124,736
Detour Gold Corp.*	236,249	6,656,367
Eldorado Gold Corp.	1,230,229	18,180,906
Franco-Nevada Corp.	156,605	9,017,626
Goldcorp, Inc.	876,850	39,639,327
Kinross Gold Corp.	1,193,249	11,851,845
Kirkland Lake Gold, Inc.* (b)	219,776	2,169,704
New Gold, Inc.*	854,415	10,000,612
Osisko Mining Corp.*	695,511	6,831,502
Pan American Silver Corp.	94,812	2,079,931
Rubicon Minerals Corp.*	776,846	2,753,477
Silver Standard Resources, Inc.*	248,060	3,767,780
Silver Wheaton Corp.	431,518	17,390,338
Tahoe Resources, Inc.*	262,392	5,348,987
Teranga Gold Corp. (CDI)* (c)	762,019	1,605,758
Torex Gold Resources, Inc.*	2,209,481	4,601,472
Yamana Gold, Inc.	1,103,886	22,293,247
(Cost $200,077,541)		228,705,675
Mexico 2.2%
Fresnillo PLC (d) (Cost $6,294,461)	261,955	8,112,182
Peru 1.1%
Compania de Minas Buenaventura SA (ADR) (Cost $4,322,041)	111,144	3,974,510
South Africa 8.6%
AngloGold Ashanti Ltd.	427,140	14,210,823
Harmony Gold Mining Co., Ltd.	554,926	4,545,316
Impala Platinum Holdings Ltd.	777,132	13,981,950
(Cost $40,863,975)		32,738,089
United Kingdom 3.9%
Randgold Resources Ltd. (Cost $12,798,302)	124,704	14,891,832
United States 7.6%
Allied Nevada Gold Corp.* (b)	157,993	5,833,102
Argonaut Gold, Inc.* (b)	283,487	3,017,238
Newmont Mining Corp.	367,202	20,030,869
(Cost $22,187,053)		28,881,209
Total Common Stocks (Cost $307,164,614)		350,708,946

Exchange-Traded Funds 3.8%
ETFS Palladium Trust*	10,187	607,655
SPDR Gold Trust*	83,648	13,957,505
Total Exchange-Traded Funds (Cost $10,660,654)		14,565,160

	Troy Ounces	Value ($)

Commodities 2.4%
Gold Bullion* (Cost $4,255,880)	5,171	8,897,787

	Shares	Value ($)

Securities Lending Collateral 3.2%
Daily Assets Fund Institutional, 0.21% (e) (f) (Cost $12,225,963)	12,225,963	12,225,963

Cash Equivalents 1.5%
Central Cash Management Fund, 0.18% (e) (Cost $5,827,432)	5,827,432	5,827,432

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $340,134,543)†	103.4	392,225,288
Other Assets and Liabilities, Net	(3.4)	(12,937,372)
Net Assets	100.0	379,287,916

* Non-income producing security.

† The cost for federal income tax purposes was $363,701,102. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $28,524,186. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $66,901,013 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,376,827.

(a) Securities are listed in country of domicile.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2012 amounted to $11,991,529, which is 3.2% of net assets.

(c) Listed on the Australian Securities Exchange.

(d) Listed on the London Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CDI: Chess Depositary Interest

ETFS: Exchange Traded Funds Securities

SPDR: Standard & Poor's Depositary Receipt

At October 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Gold 100 oz Futures	USD	12/27/2012	3	515,730	37,050
Platinum Futures	USD	1/29/2013	9	709,650	(40,275)
Silver Futures	USD	12/27/2012	11	1,777,380	242,050
Total net unrealized appreciation					238,825

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$33,405,449	$—	$33,405,449
Canada	227,099,917	1,605,758	—	228,705,675
Mexico	—	8,112,182	—	8,112,182
Peru	3,974,510	—	—	3,974,510
South Africa	—	32,738,089	—	32,738,089
United Kingdom	—	14,891,832	—	14,891,832
United States	28,881,209	—	—	28,881,209
Exchange-Traded Funds	14,565,160	—	—	14,565,160
Commodities	8,897,787	—	—	8,897,787
Short-Term Investments (g)	18,053,395	—	—	18,053,395
Derivatives (h)	279,100	—	—	279,100
Total	$301,751,078	$90,753,310	$—	$392,504,388
Liabilities
Derivatives (h)	$(40,275)	$—	$—	$(40,275)
Total	$(40,275)	$—	$—	$(40,275)

There have been no transfers between fair value measurement levels during the year ended October 31, 2012.

(g) See Consolidated Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $322,081,148) — including $11,991,529 of securities loaned	$374,171,893
Investment in Daily Assets Fund Institutional (cost $12,225,963)*	12,225,963
Investment in Central Cash Management Fund (cost $5,827,432)	5,827,432
Total investments in securities, at value (cost $340,134,543)	392,225,288
Foreign currency, at value (cost $66,896)	67,040
Deposit with broker for futures contracts	239,693
Receivable for Fund shares sold	452,769
Dividends receivable	12,750
Interest receivable	5,418
Receivable for variation margin on futures contracts	40,130
Due from Advisor	20,999
Other assets	20,415
Total assets	393,084,502
Liabilities
Cash overdraft	12,750
Payable upon return of securities loaned	12,225,963
Payable for Fund shares redeemed	933,194
Accrued management fee	272,477
Accrued Trustees' fees	4,004
Other accrued expenses and payables	348,198
Total liabilities	13,796,586
Net assets, at value	$379,287,916

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(9,520,455)
Net unrealized appreciation (depreciation) on: Investments	52,090,745
Futures	238,825
Foreign currency	144
Accumulated net realized gain (loss)	(36,933,915)
Paid-in capital	373,412,572
Net assets, at value	$379,287,916
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($99,108,282 ÷ 6,451,678 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.36
Maximum offering price per share (100 ÷ 94.25 of $15.36)	$16.30
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,463,758 ÷ 368,927 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.81
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($41,850,863 ÷ 2,831,384 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.78
Class S Net Asset Value, offering and redemption price(a) per share ($231,304,351 ÷ 14,999,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.42
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,560,662 ÷ 101,074 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.44

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $381,543)	$3,947,522
Income distributions — Central Cash Management Fund	12,170
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	38,013
Total income	3,997,705
Expenses: Management fee	3,322,862
Administration fee	398,027
Services to shareholders	660,088
Distribution and service fees	810,188
Custodian fee	95,120
Professional fees	113,916
Reports to shareholders	88,419
Registration fees	89,902
Trustees' fees and expenses	17,018
Other	41,020
Total expenses before expense reductions	5,636,560
Expense reductions	(148,807)
Total expenses after expense reductions	5,487,753
Net investment income (loss)	(1,490,048)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(25,670,195)
Futures	(1,466,866)
Foreign currency	81
(27,136,980)
Change in net unrealized appreciation (depreciation) on: Investments	(28,262,892)
Futures	1,509,275
Foreign currency	19,291
(26,734,326)
Net gain (loss)	(53,871,306)
Net increase (decrease) in net assets resulting from operations	$(55,361,354)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$(1,490,048)	$(4,402,644)
Net realized gain (loss)	(27,136,980)	101,287,378
Change in net unrealized appreciation (depreciation)	(26,734,326)	(127,674,205)
Net increase (decrease) in net assets resulting from operations	(55,361,354)	(30,789,471)
Distributions to shareholders: From net investment income: Class A	(100,492)	(10,146,642)
Class B	—	(1,097,272)
Class C	—	(3,946,681)
Class S	(966,419)	(20,650,090)
Institutional Class	(7,439)	(2,706,720)
Net realized gains: Class A	(21,815,516)	(8,624,975)
Class B	(2,051,505)	(1,103,988)
Class C	(9,749,527)	(3,937,927)
Class S	(45,217,052)	(16,609,611)
Institutional Class	(259,333)	(2,122,302)
Total distributions	(80,167,283)	(70,946,208)
Fund share transactions: Proceeds from shares sold	62,739,495	155,595,546
Reinvestment of distributions	73,680,858	64,928,890
Payments for shares redeemed	(131,119,799)	(293,483,643)
Redemption fees	24,320	15,431
Net increase (decrease) in net assets from Fund share transactions	5,324,874	(72,943,776)
Increase (decrease) in net assets	(130,203,763)	(174,679,455)
Net assets at beginning of period	509,491,679	684,171,134
Net assets at end of period (including accumulated distributions in excess of net investment income of $9,520,455 and $9,221,293, respectively)	$379,287,916	$509,491,679

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
	Years Ended October 31,
Class A	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$20.83		$24.54	$17.61		$9.42		$28.08
Income (loss) from investment operations: Net investment income (loss)a	(.06)		(.17)	(.16)		(.13)		(.10)
Net realized and unrealized gain (loss)	(2.05)		(.97)	7.38		8.89		(14.39)
Total from investment operations	(2.11)		(1.14)	7.22		8.76		(14.49)
Less distributions from: Net investment income	(.02)		(1.39)	(.30)		—		(.88)
Net realized gains	(3.34)		(1.18)	—		(.57)		(3.29)
Total distributions	(3.36)		(2.57)	(.30)		(.57)		(4.17)
Increase from regulatory settlements	—		—	.01	e	—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$15.36		$20.83	$24.54		$17.61		$9.42
Total Return (%)b	(10.14	)c	(5.61)	41.52	e	95.57	c	(59.67	)c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99		141	182		149		93
Ratio of expenses before expense reductions (%)	1.46		1.41	1.42		1.53		1.45
Ratio of expenses after expense reductions (%)	1.37		1.41	1.42		1.42		1.44
Ratio of net investment income (loss) (%)	(.37)		(.78)	(.77)		(.84)		(.48)
Portfolio turnover rate (%)	41		95	27		55		79
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (59.75)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$20.35		$23.98	$17.21		$9.28		$27.70
Income (loss) from investment operations: Net investment income (loss)a	(.19)		(.34)	(.30)		(.23)		(.26)
Net realized and unrealized gain (loss)	(2.01)		(.93)	7.21		8.73		(14.18)
Total from investment operations	(2.20)		(1.27)	6.91		8.50		(14.44)
Less distributions from: Net investment income	—		(1.18)	(.15)		—		(.69)
Net realized gains	(3.34)		(1.18)	—		(.57)		(3.29)
Total distributions	(3.34)		(2.36)	(.15)		(.57)		(3.98)
Increase from regulatory settlements	—		—	.01	e	—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$14.81		$20.35	$23.98		$17.21		$9.28
Total Return (%)b	(10.92	)c	(6.28)	40.47	e	94.16	c	(59.97	)c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		14	24		29		19
Ratio of expenses before expense reductions (%)	2.24		2.17	2.13		2.29		2.20
Ratio of expenses after expense reductions (%)	2.22		2.17	2.13		2.16		2.19
Ratio of net investment income (loss) (%)	(1.22)		(1.54)	(1.49)		(1.58)		(1.23)
Portfolio turnover rate (%)	41		95	27		55		79
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (60.05)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.009 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$20.30		$23.94	$17.18		$9.26		$27.66
Income (loss) from investment operations: Net investment income (loss)a	(.17)		(.33)	(.29)		(.23)		(.25)
Net realized and unrealized gain (loss)	(2.01)		(.94)	7.19		8.72		(14.16)
Total from investment operations	(2.18)		(1.27)	6.90		8.49		(14.41)
Less distributions from: Net investment income	—		(1.19)	(.15)		—		(.70)
Net realized gains	(3.34)		(1.18)	—		(.57)		(3.29)
Total distributions	(3.34)		(2.37)	(.15)		(.57)		(3.99)
Increase from regulatory settlements	—		—	.01	e	—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$14.78		$20.30	$23.94		$17.18		$9.26
Total Return (%)b	(10.84	)c	(6.29)	40.48	e	94.25	c	(59.96	)c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42		62	81		70		44
Ratio of expenses before expense reductions (%)	2.19		2.14	2.10		2.23		2.17
Ratio of expenses after expense reductions (%)	2.17		2.14	2.10		2.16		2.17
Ratio of net investment income (loss) (%)	(1.17)		(1.51)	(1.45)		(1.58)		(1.21)
Portfolio turnover rate (%)	41		95	27		55		79
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (60.04)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.010 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$20.93		$24.65	$17.69		$9.44		$28.13
Income (loss) from investment operations: Net investment income (loss)a	(.03)		(.11)	(.10)		(.09)		(.05)
Net realized and unrealized gain (loss)	(2.07)		(.96)	7.40		8.91		(14.42)
Total from investment operations	(2.10)		(1.07)	7.30		8.82		(14.47)
Less distributions from: Net investment income	(.07)		(1.47)	(.35)		—		(.93)
Net realized gains	(3.34)		(1.18)	—		(.57)		(3.29)
Total distributions	(3.41)		(2.65)	(.35)		(.57)		(4.22)
Increase from regulatory settlements	—		—	.01	d	—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$15.42		$20.93	$24.65		$17.69		$9.44
Total Return (%)	(9.99	)b	(5.31)	41.86	d	96.03	b	(59.56	)b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	231		291	350		270		149
Ratio of expenses before expense reductions (%)	1.21		1.14	1.15		1.21		1.22
Ratio of expenses after expense reductions (%)	1.19		1.14	1.15		1.17		1.20
Ratio of net investment income (loss) (%)	(.19)		(.51)	(.50)		(.59)		(.24)
Portfolio turnover rate (%)	41		95	27		55		79
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (59.64)%.
d Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2012		2011	2010		2009	Period Ended 10/31/08a
Selected Per Share Data
Net asset value, beginning of period	$20.97		$24.72	$17.73		$9.45	$26.39
Income (loss) from investment operations: Net investment income (loss)b	(.02)		(.09)	(.08)		(.07)	.08
Net realized and unrealized gain (loss)	(2.07)		(.97)	7.42		8.92	(17.02)
Total from investment operations	(2.09)		(1.06)	7.34		8.85	(16.94)
Less distributions from: Net investment income	(.10)		(1.51)	(.36)		—	—
Net realized gains	(3.34)		(1.18)	—		(.57)	—
Total distributions	(3.44)		(2.69)	(.36)		(.57)	—
Increase from regulatory settlements	—		—	.01	e	—	—
Redemption fees	.00	***	.00 ***	.00	***	.00 ***	.00	***
Net asset value, end of period	$15.44		$20.97	$24.72		$17.73	$9.45
Total Return (%)	(9.94	)c	(5.28)	42.05	e	96.25	(64.19	)c,d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	47		26	15
Ratio of expenses before expense reduction(%)	1.16		1.02	1.00		1.07	1.08	*
Ratio of expenses after expense reduction (%)	1.14		1.02	1.00		1.07	1.08	*
Ratio of net investment income (loss) (%)	(.14)		(.39)	(.36)		(.49)	.63	*
Portfolio turnover rate (%)	41		95	27		55	79
a For the period from March 3, 2008 (commencement of sales of Institutional Class shares) to October 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (64.27)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Gold & Precious Metals Fund (the "Fund") is a non-diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly owned subsidiary, DWS Cayman Precious Metals Fund, Inc., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals; commodity-linked derivative instruments, such as swaps, futures; and exchange traded funds. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of October 31, 2012, the Fund held $27,013,733 in the Subsidiary, representing 7.1% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities, exchange traded funds ("ETFs") and commodities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities, ETFs or commodities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's consolidated financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Income from certain direct investments in commodities and investments in commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying issue. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodities and commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $25,391,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($18,317,000) and long-term losses ($7,074,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures, investments in passive foreign investment companies, net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$2,503,516
Capital loss carryforward	$(25,391,000)
Net unrealized appreciation (depreciation) on investments	$28,524,186

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2012	2011
Distributions from ordinary income*	$1,052,846	$38,547,405
Distributions from long-term capital gains	$79,114,437	$32,398,803

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2012, the Fund entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended October 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $3,003,000 to $10,765,000.

Asset Derivative	Futures Contracts
Commodity Contracts (a)	$279,100

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Commodity Contracts (a)	$(40,275)

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2012 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Commodity Contracts (a)	$(1,466,866)

The above derivative is located in the following Consolidated Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Commodity Contracts (a)	$1,509,275

The above derivative is located in the following Consolidated Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $161,401,995 and $277,877,268, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.835%
Over $500 million of such net assets	.785%

Accordingly, for the year ended October 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.835% of the Fund's average daily net assets.

For the period from November 1, 2011 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class A shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.39%.

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.18%
Class B	1.93%
Class C	1.93%
Class S	.93%
Institutional Class	.93%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $398,027, of which $32,632 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2012
Class A	$80,907	$80,316	$591
Class B	5,431	1,551	—
Class C	21,358	8,781	—
Class S	184,471	46,720	—
Institutional Class	177	169	—
	$292,344	$137,537	$591

In addition, for the year ended October 31, 2012, the Advisor reimbursed $45 of sub-recordkeeping expenses for Institutional Class shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$62,657	$2,426
Class C	351,600	24,129
	$414,257	$26,555

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$258,411	$11,225	$38,820	.23%
Class B	20,738	—	2,523	.25%
Class C	116,782	—	11,509	.25%
	$395,931	$11,225	$52,852

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2012, aggregated $19,435.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for Class B and C shares aggregated $28,600 and $3,848, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $1,137 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $21,048, of which $7,573 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. For the period from November 1, 2012 through January 10, 2012, Deutsche Bank AG served as securities lending agent for the Fund. During this period, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,872.

E. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold bullion and gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans as of October 31, 2012.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,065,557	$16,488,902	1,613,395	$36,418,374
Class B	10,700	163,145	18,349	422,624
Class C	545,698	7,990,181	438,362	9,613,451
Class S	2,423,184	36,789,621	3,998,677	90,061,570
Institutional Class	96,251	1,307,646	857,730	19,079,527
		$62,739,495		$155,595,546
Shares issued to shareholders in reinvestment of distributions
Class A	1,339,658	$20,536,961	765,086	$17,589,774
Class B	129,460	1,927,662	91,274	2,062,783
Class C	556,702	8,267,025	298,358	6,727,964
Class S	2,777,144	42,682,453	1,462,881	33,719,347
Institutional Class	17,344	266,757	209,139	4,829,022
		$73,680,858		$64,928,890
Shares redeemed
Class A	(2,711,002)	$(41,165,924)	(3,028,656)	$(67,309,729)
Class B	(459,531)	(6,961,915)	(418,752)	(9,221,626)
Class C	(1,336,641)	(19,630,863)	(1,059,098)	(22,977,752)
Class S	(4,084,097)	(61,789,595)	(5,778,243)	(127,874,430)
Institutional Class	(103,884)	(1,571,502)	(2,889,648)	(66,100,106)
		$(131,119,799)		$(293,483,643)
Redemption fees		$24,320		$15,431
Net increase (decrease)
Class A	(305,787)	$(4,138,733)	(650,175)	$(13,299,517)
Class B	(319,371)	(4,871,104)	(309,129)	(6,736,116)
Class C	(234,241)	(3,372,088)	(322,378)	(6,636,132)
Class S	1,116,231	17,703,733	(316,685)	(4,080,984)
Institutional Class	9,711	3,066	(1,822,779)	(42,191,027)
		$5,324,874		$(72,943,776)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Securities Trust and the Shareholders of DWS Gold & Precious Metals Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of DWS Gold & Precious Metals Fund (the "Fund") and its subsidiary at October 31, 2012, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,095.60	$1,090.60	$1,090.80	$1,096.70	$1,096.60
Expenses Paid per $1,000*	$7.11	$11.72	$11.40	$6.22	$5.85
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,018.35	$1,013.93	$1,014.23	$1,019.20	$1,019.56
Expenses Paid per $1,000*	$6.85	$11.29	$10.99	$5.99	$5.63

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Gold & Precious Metals Fund	1.35%	2.23%	2.17%	1.18%	1.11%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid distributions of $3.34 per share from net long-term capital gains during its year ended October 31, 2012, of which 100% represents 15% rate gains.

For corporate shareholders, 30% of the income dividends paid during the Fund's fiscal year ended October 31, 2012, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $4,671,972, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of DWS Gold & Precious Metals Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services.The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2012. The Board recognized that DWS has made changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were approximately at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2008 contract renewal process, DWS agreed to reduce the Fund's contractual management fee effective October 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGDAX	SGDBX	SDGCX	SCGDX	SCGIX
CUSIP Number	23337E 105	23337E 204	23337E 303	23337E 501	23337E 600
Fund Number	419	619	719	2019	1419

Notes

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DGPMF-2
(R-024964-2 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GOLD & PRECIOUS METALS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$93,577	$0	$0	$0
2011	$90,561	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012